Acquisitions	12 Months Ended
Feb. 24, 2018
Business Combinations [Abstract]
Acquisitions
ACQUISITIONS

Pending Rite Aid Merger

On February 18, 2018, the Company entered into a definitive merger agreement with Rite Aid, one of the nation's leading drugstore chains. At the effective time of the merger, each share of Rite Aid common stock issued and outstanding at such time will be converted into the right to receive 0.1000 of a share of ACI common stock, plus at the Rite Aid stockholder's election, either (i) an amount in cash equal to $0.1832 per share of Rite Aid common stock, without interest, or (ii) 0.0079 of a share of ACI common stock per share of Rite Aid common stock. Subject to the approval of Rite Aid's stockholders, and other customary closing conditions, the merger is expected to close early in the second half of calendar 2018. In connection with the merger agreement, the Company received a debt commitment letter pursuant to which, among other things, certain institutions have committed to provide ACI with (i) $4.7 billion of commitments to a new $5.0 billion aggregate principal amount best efforts asset-based revolving credit facility (the "Best-Efforts ABL Facility"); (ii) incremental commitments under the Company's existing ABL Facility (as defined herein) in an aggregate principal amount of $1.0 billion in the event that the Best-Efforts ABL Facility does not become effective on the closing date; (iii) a new asset-based term loan facility in an aggregate principal amount of $1.5 billion; and (iv) a new secured bridge loan facility in an aggregate principal amount of $500.0 million less the gross proceeds received by the Company of any new senior notes issued prior to the closing date, in each case on the terms and subject to the conditions set forth in the debt commitment letter. The proceeds of the financing will be used, among other things, to partially refinance certain of Rite Aid’s existing indebtedness that is outstanding as of the closing date.

Fiscal 2017

Plated

On September 20, 2017, the Company acquired DineInFresh, Inc. ("Plated"), a provider of meal kit services for purchase consideration of $219.5 million, consisting of cash consideration of $117.3 million, deferred cash consideration with a fair value of $42.1 million, and contingent consideration with a fair value of $60.1 million. The deferred cash consideration and the fair value of contingent consideration are recorded in Other current liabilities and Other long-term liabilities in the Consolidated Balance Sheets. The total deferred cash consideration is $50.0 million and will be paid out in installment payments over the next three years. In addition, the sellers have the potential to earn additional contingent consideration of up to $125.0 million if certain revenue targets are met over the next three years. The contingent consideration will be paid in cash or equity that is puttable to the Company in the event the Company's parent does not complete an initial public offering or change of control within a certain period of time following the closing. See Note 6 - Fair value measurements, for additional information related to the fair value of the contingent consideration.

The Plated acquisition was accounted for under the acquisition method of accounting. The purchase price was allocated to the fair values of the identifiable assets and liabilities, with any excess of purchase price over the fair value recognized as goodwill. Net assets acquired primarily consisted of intangible assets and goodwill valued at $67.1 million and $146.2 million, respectively. Intangible assets acquired consisted of trademarks and tradenames, customer lists and software. The goodwill is primarily attributable to synergies the Company expects to achieve related to the acquisition. In connection with the acquisition, the Company also expensed $6.3 million related to unvested equity awards of Plated. The goodwill is not deductible for tax purposes. Pro forma results are not presented as the acquisition was not considered material to the Company. Third party acquisition-related costs were immaterial for fiscal 2017 and were expensed as incurred as a component of Selling and administrative expenses.

MedCart

On May 31, 2017, the Company acquired MedCart Specialty Pharmacy for $34.5 million, including the cost of acquired inventory. The acquisition was accounted for under the acquisition method of accounting and resulted in $11.6 million of goodwill that is deductible for tax purposes. In connection with the purchase, the Company provided an earn-out opportunity that has the potential to pay the sellers an additional $17.2 million, collectively, if the business achieves specified performance targets during the first three years subsequent to the acquisition. As the earn-out is conditioned on the continued service of the sellers, it will be recorded as future compensation expense based on the probability of achieving the performance targets. Pro forma results are not presented, as the acquisition was not considered material to the Company.

Fiscal 2016

Haggen Transaction

During fiscal 2015 Haggen Holdings, LLC ("Haggen") secured Bankruptcy Court approval for bidding procedures for the sale of 29 stores. On March 25, 2016, the Company entered into a purchase agreement to acquire the 29 stores from Haggen, including 15 stores originally sold to Haggen as part of the Federal Trade Commission ("FTC") mandated divestitures, as discussed in further detail below, and certain trade names and intellectual property, for an aggregate purchase price of approximately $113.8 million, including the cost of acquired inventory. The fiscal 2016 Haggen transaction was accounted for under the acquisition method of accounting. The following summarizes the allocation of the fair value of assets acquired and liabilities assumed at the acquisition date (in millions):

June 2, 2016
Inventory	$31.8
Other current assets	2.5
Property and equipment	89.9
Intangible assets, primarily pharmacy scripts and trade names	31.4
Total assets acquired	155.6

Capital lease obligations	35.2
Other long-term liabilities	22.7
Total liabilities assumed	57.9

Net assets purchased	97.7
Goodwill	16.1
Total purchase consideration	$113.8

The goodwill recorded of $16.1 million is primarily attributable to the operational and administrative synergies expected to arise from the transaction. The goodwill associated with this transaction is deductible for tax purposes. This transaction did not have a material impact on the Company's Consolidated Statement of Operations and Comprehensive Income (Loss) for fiscal 2016. Pro forma results are not presented, as the acquisition was not considered material to the consolidated Company. Third-party acquisition-related costs were immaterial for fiscal 2016 and were expensed as incurred as a component of Selling and administrative expenses.
During fiscal 2016, the Company had other individually immaterial acquisitions resulting in net cash paid of $106.8 million and an additional $20.6 million of goodwill.

Fiscal 2015

Haggen Transaction

In connection with the acquisition of Safeway and the related FTC mandated divestitures, the Company announced that it had entered into agreements to sell 168 stores as required by the FTC as a condition of closing the Safeway acquisition. The Company sold 146 of these stores to Haggen. On September 8, 2015, Haggen commenced a case under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. After receiving FTC and state attorneys general clearance, and bankruptcy court approval, during the fourth quarter of fiscal 2015, the Company acquired 35 stores originally sold to Haggen as part of the FTC divestitures for an aggregate purchase price of $32.6 million. The fiscal 2015 Haggen transaction was accounted for under the acquisition method of accounting.

The 2015 Haggen transaction did not have a material impact on the Company's Consolidated Statement of Operations for fiscal 2015. Pro forma results are not presented, as the acquisition was not considered material to the consolidated Company. Third party acquisition-related costs were immaterial for fiscal 2015 and were expensed as incurred as a component of Selling and administrative expenses.
A&P Transaction

On November 17, 2015, the Company completed its acquisition of 73 stores operated by A&P (the "A&P Transaction") pursuant to Section 363 of Chapter 11 of the United States Bankruptcy Code. The purchase price for the 73 stores was $292.7 million, including the cost of acquired inventory. The acquired stores, which are principally located in the northern New York City suburbs, northern New Jersey and the greater Philadelphia area, are complementary to the Company's existing store and distribution base and have been bannered as Acme stores.

The A&P Transaction was accounted for under the acquisition method of accounting. The following table summarizes the final allocation of the fair value of assets acquired and liabilities assumed (in millions):

November 17, 2015
Current assets, including $1.7 million in acquired cash	$51.1
Property and equipment	133.9
Intangible assets	67.1
Total assets acquired	252.1

Current liabilities	2.3
Capital lease obligations	71.7
Other long-term liabilities	16.2
Total liabilities assumed	90.2

Net assets purchased	161.9
Goodwill	130.8
Total purchase consideration	$292.7

The identifiable intangible assets acquired consisted of the following as of the date of the A&P Transaction (in millions):

Beneficial lease rights	$44.0
Customer lists, including prescription files	19.4
Other intangibles	2.5
Total finite intangible assets	65.9
Liquor licenses	1.2
Total identifiable intangible assets	$67.1

The goodwill recorded of $130.8 million is primarily attributable to the operational and administrative synergies expected to arise from the acquisition. The goodwill associated with this acquisition is deductible for tax purposes.

This acquisition did not have a material impact on the Company's Consolidated Statement of Operations for fiscal 2015. Pro forma results are not presented, as the acquisition was not considered material to the consolidated Company. Third-party acquisition-related costs of $11.1 million in fiscal 2015 were expensed as incurred as a component of Selling and administrative expenses.